UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)	
ISC8, Inc.		
	Case Number:	8:14-bk-15750-SC
	Operating Report Number:	11
Debtor(s).	For the Month Ending:	**31-Jul-15**

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		1,886,492.13
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		1,732,091.62
3. BEGINNING BALANCE:		154,400.51
4. RECEIPTS DURING CURRENT PERIOD:		
Accounts Receivable - Post-filing	0.00	
Accounts Receivable - Pre-filing	0.00	
Transfer from Other DIP Accounts	0.00	
Transfer from Closed Accounts	0.00	
DIP Funding	0.00	
**Other (Specify)	0.00	
TOTAL RECEIPTS THIS PERIOD:		0.00
5. BALANCE:		154,400.51
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	0.00	
Disbursements (from page 2)	32,171.47	
TOTAL DISBURSEMENTS THIS PERIOD:***		32,171.47
7. ENDING BALANCE:		122,229.04

8. General Account Number(s): USBANK-5565

Depository Name & Location: US Bank
4100 Newport Place, Ste 100, Newport Beach, CA 92660

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
06/15/2015	1241	Broadway Advisors, LLC	Fees - June 2015		15,000.00	15,000.00
07/15/2015	1242	ADT	Utilities; final payment to close account		38.93	38.93
07/15/2015	1243	Premiere Global Services	Utilities; final payment to close account		1,084.40	1,084.40
07/15/2015	1244	Broadway Advisors, LLC	Fees - July 2015		15,000.00	15,000.00
07/15/2015	1245	US Trustee Office	2015 Q2 Fees. Through June 30, 2015.		975.00	975.00
07/14/2015	EFT	US Bank	Service Charge		73.14	73.14
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD	0.00	32,171.47	$32,171.47

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 7/31/2015 Balance on Statement: $122,229.04

Plus deposits in transit (a):

Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $122,229.04

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		490,870.16
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		486,238.20
3. BEGINNING BALANCE:		4,631.96
4. RECEIPTS DURING CURRENT PERIOD:		0.00
(Transferred from DIP General Account)	-	
Returned from Paychex	0	
5. BALANCE:		4,631.96
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Wire Sent in Error to JPMChase	0.00	
Transfers to Other DIP Accounts (from page 2)	0.00	
Disbursements (from page 2)	500.00	
TOTAL DISBURSEMENTS THIS PERIOD:***		500.00
7. ENDING BALANCE:		4,131.96

8. PAYROLL Account Number(s): USBANK-5532

Depository Name & Location: US Bank
4100 Newport Place, Suite 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
07/28/2015	EFT	Principal Life	EE Benefits - Principal withdrew from account in error and request for refund has been submitted.	500.00
			TOTAL DISBURSEMENTS THIS PERIOD:	500.00

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 7/31/2015 Balance on Statement: $4,131.96

Plus deposits in transit (a):

Deposit Date	Deposit Amount
None	

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
None		

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $4,131.96

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS		311,737.60
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS		310,317.60
3. BEGINNING BALANCE:		1,420.00
4. RECEIPTS DURING CURRENT PERIOD:		-
Refund from Paychex	-	
5. BALANCE:		1,420.00
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	0.00	
Disbursements (from page 2)	0.00	
TOTAL DISBURSEMENTS THIS PERIOD:***		-
7. ENDING BALANCE:		1,420.00

8. TAX Account Number(s): USBANK-5540

Depository Name & Location: US Bank
4100 Newport Place, Ste 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		None	N/A	
			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

TAX ACCOUNT
BANK RECONCILIATION

Bank statement Date:	7/31/2015	Balance on Statement:	$1,420.00

Plus deposits in transit (a):

Deposit Date	Deposit Amount
None	

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
None		

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $1,420.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
D. (FLEXIBLE SPENDING ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR FLEX ACCOUNT REPORTS		15,659.95
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR FLEX ACCOUNT REPORTS		13,703.57
3. BEGINNING BALANCE:		1,956.38
4. RECEIPTS DURING CURRENT PERIOD:		
Transferred from FLEX - HSBC 32675	-	0.00
Transferred from DIP General Account	0	
5. BALANCE:		1,956.38
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
TOTAL DISBURSEMENTS THIS PERIOD:***		0.00
7. ENDING BALANCE:		1,956.38

8. FLEX Account Number(s): USBANK-9224

Depository Name & Location: US Bank
4100 Newport Place, Ste 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM FLEX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		None	N/A	
			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

FLEX ACCOUNT
BANK RECONCILIATION

Bank statement Date: 7/31/2015 Balance on Statement: $1,956.38

Plus deposits in transit (a):

Deposit Date	Deposit Amount
None	

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
None		

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $1,956.38

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:
(Provide a copy of monthly account statements for each of the below)

	DIP General Account:	122,229.04
	DIP Payroll Account:	4,131.96
	DIP Tax Account:	1,420.00
*Other Accounts:	Flexible Spending Account:	1,956.38
	USBank-Payable Account - Closed:	0.00
	USBank-Payrole Account - Closed:	0.00
	HSBC-Operating Account - Closed:	0.00
	HSBC-Flex Account-Closed:	0.00
	HSBC-Payroll Account-Closed:	0.00
	USBank-Savings Account - Closed:	0.00
*Other Monies:		
	**Petty Cash (from below):	0.00

TOTAL CASH AVAILABLE: 129,737.38

Petty Cash Transactions:

Date	Purpose	Amount
None		

TOTAL PETTY CASH TRANSACTIONS: 0.00

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#
** Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
			TOTAL DUE:	0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:

Gross Sales Subject to Sales Tax: 0.00

Total Wages Paid: 0.00

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding	0.00	0.00	
State Withholding	0.00	0.00	
FICA- Employer's Share	0.00	0.00	
FICA- Employee's Share	0.00	0.00	
Federal Unemployment	0.00	0.00	
Sales and Use	0.00	0.00	
Real Property	0.00	0.00	
Other:			
TOTAL:	0.00	0.00	

(1) All payroll taxes paid to Paychex in conjunction with Payroll Processing

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable Post-Petition	Accounts Receivable Pre-Petition	Accounts Receivable Post-Petition
30 days or less	0.00		
31 - 60 days	0.00		
61 - 90 days	0.00		
91 - 120 days	0.00	110,709.15	850,000.00
Over 120 days	0.00		
TOTAL:	0.00	110,709.15	850,000.00

V. INSURANCE COVERAGE

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability	CNA Insurance	$2.0M	Cancelled	
Worker's Compensation	CNA Insurance	$1.0M	Cancelled	
Casualty	CNA Insurance	$1.0M	Cancelled	
Vehicle	CNA Insurance	$1.0M	Cancelled	
Others: D&O Insurance	National Union Fire Insurance	$5.0M	3/19/2016	3/19/2016
D&O Insurance	Colony Insurance Company	$5.0M	3/19/2016	3/19/2016

** Effective March 19, 2015 ISC8 has no physical office, no employees and is not conducting business other than the administration of the bankruptcy estate. General Liability, Worker's Compensation, Casualty and Vehicle policies have been cancelled.*

VI. UNITED STATES TRUSTEE QUARTERLY FEES (TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
30-Sep-2014	75.00	325.00	21-Oct-2014	325.00	0.00
31-Dec-2014	901,936.98	4,875.00	23-Jan-2015	4,875.00	0.00
31-Mar-2015	664,592.42	4,875.00	15-Apr-2015	4,875.00	0.00
30-Jun-2015	124,095.93	975.00	15-Jul-2015	975.00	0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		11,050.00		11,050.00	0.00

* Post-Petition Accounts Payable should not include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petitio
Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period repo

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Johanna Kirsten Bay	10/7/2014	Pre:$12,475 & Post: $11,539/Biweekly,	0.00
		Terminated 03/20/15.	
Scott Millis	10/7/2014	Pre:$8,039 & Post: $7,308/Biweekly	0.00
		Terminated 2/27/15.	
John Vong	10/7/2014	Pre:$7,139 & Post: $6,539/Biweekly	0.00
		Terminated 11/14/14.	

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
Johanna Kirsten Bay	10/7/2014	None	0.00
Scott Milis	10/7/2014	None	0.00
John Vong	10/7/2014	None	0.00

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:		
Gross Sales/Revenue	0.00	148,055.33
Less: Returns/Discounts		0.00
Net Sales/Revenue	0.00	148,055.33
Cost of Goods Sold:		
Beginning Inventory at cost	0.00	0.00
Purchases	0.00	0.00
Less: Ending Inventory at cost		
Cost of Goods Sold (COGS)	0.00	0.00
Gross Profit	0.00	148,055.33
Other Operating Income (Itemize)	0.00	0.00
Operating Expenses:		
Payroll - Insiders	0.00	257,669.76
Payroll - Other Employees *	500.00	520,610.54
Payroll Taxes	0.00	49,267.28
Other Taxes (Itemize)	0.00	5,449.46
Depreciation and Amortization	0.00	164,972.66
Rent Expense - Real Property	0.00	67,270.17
Lease Expense - Personal Property	0.00	3,316.74
Insurance	0.00	92,085.16
Real Property Taxes	0.00	0.00
Telephone and Utilities	0.00	15,067.10
Repairs and Maintenance	0.00	1,212.45
Travel and Entertainment (Itemize)	0.00	50,753.92
Miscellaneous Operating Expenses (Itemize)	73.14	215,587.89
Total Operating Expenses	573.14	1,443,263.13
Net Gain/(Loss) from Operations	(573.14)	(1,295,207.80)
Non-Operating Income:		
Interest Income	0.00	69.17
Net Gain on Sale of Assets (Itemize)	150,000.00	150,000.00
Other (Itemize)	0.00	2,734.54
Total Non-Operating income	150,000.00	152,803.71
Non-Operating Expenses:		
Interest Expense	0.00	81,308.38
Legal and Professional (Itemize)	65,000.00	1,397,175.64
Other (Itemize)	975.00	(5,500,354.89)
Total Non-Operating Expenses	65,975.00	(4,021,870.87)
NET INCOME/(LOSS)	83,451.86	2,879,466.78

(Attach exhibit listing all itemizations required above)

*Payroll - Other Employees Includes EE Benefits. Principal withdrew from account in error and request for refund has been submitted.

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)
Other Expenses (Itemize)

	Current Month
Operating Expenses:	
Other Taxes	
Taxes & Licenses	-
Total Other Taxes	-
Travel and Entertainment (Itemize)	
Meals	-
Travel	-
Total Travel and Entertainment	-
Miscellaneous Operating Expenses (Itemize)	
Business & Bank Fees	73.14
Conference & Seminars	-
Legal Expense	-
Office Supplies	-
Outside Services	-
Outside Services - Audit & Tax	-
Outside Services - Mailing House	-
Shipping	-
Taxes & Licenses	-
Fees & Registration	-
Moving Expenses	-
Total Miscellaneous Operating Expenses	73.14
Non-Operating Income:	
Other (Itemize)	
COBRA Refund	0.00
	-
Non-Operating Expenses:	
Legal & Professional (Itemize)	
Debtor's Counsel	35,000.00
Chief Restructuring Officer	15,000.00
Counsel for Unsecured Creditors Committee	15,000.00
	65,000.00
Other (Itemize)	
US Trustee Fees	975.00
	975.00

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End	
ASSETS		
Current Assets:		
Unrestricted Cash	127,781.00	
Restricted Cash	1,956.38	
Accounts Receivable	960,709.15	
Inventory	0.00	
Notes Receivable	0.00	
Prepaid Expenses	373,388.34	
Other (Itemize)	24,763.57	
Total Current Assets		1,488,598.44
Property, Plant, and Equipment	0.00	
Accumulated Depreciation/Depletion	0.00	
Net Property, Plant, and Equipment		0.00
Other Assets (Net of Amortization):		
Due from Insiders	0.00	
Other (Itemize)	17,162.07	
Total Other Assets		17,162.07
TOTAL ASSETS		1,505,760.51
LIABILITIES		
Post-petition Liabilities:		
Accounts Payable	0.00	
Taxes Payable	0.00	
Notes Payable	0.00	
Professional fees	1,247,175.64	
Secured Debt	0.00	
Other (Itemize)	159.66	
Total Post-petition Liabilities		1,247,335.30
Pre-petition Liabilities:		
Secured Liabilities	965,925.25	
Priority Liabilities	750.67	
Unsecured Liabilities	3,155,693.82	
Other (Itemize)	3,718,265.33	
Total Pre-petition Liabilities		7,840,635.07
TOTAL LIABILITIES		9,087,970.37
EQUITY:		
Pre-petition Owners' Equity	(10,460,553.21)	
Post-petition Profit/(Loss)	2,878,343.35	
Direct Charges to Equity	0.00	
TOTAL EQUITY		(7,582,209.86)
TOTAL LIABILITIES & EQUITY		1,505,760.51

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)
Assets & Liabilities - Other (Itemize)

	Current Month End
ASSETS	
Current Assets:	
Other (Itemize)	
Cobra	12,082.51
Irvine Sensors Receivable	4,896.81
Other Receivable	7,784.25
Total Current Assets - Other	24,763.57
Other Assets (Net of Amortization):	
Other (Itemize)	
Deferred Costs	17,162.07
Intercompany Receivable	-
Investment in Sub	-
Long Term Deposits	-
Patents (Net)	-
Software Technology (Net)	-
Total Other Assets	17,162.07
LIABILITIES	
Post-petition Liabilities:	
Other (Itemize)	
Accrued Payroll	159.66
Accrued Interest Payable	-
Total Post-petition Liabilities - Other	159.66
Pre-petition Liabilities:	
Other (Itemize)	
Accrued Audit and Tax Prep	186,334.00
Accrued Expenses	443,315.97
Accrued Loss on Contract	6,537.00
Accrued Pension Liability	1,063,971.94
Accrued Royalties	272,034.00
Accrued Severance	463,462.41
Advance Billings on Contract	92,626.27
Capital Lease Obligation	219,709.08
Deferred Revenue	-
Deposits	75,000.00
Derivative Liability	797,352.78
ESBP	97,921.88
Total Pre-petition Liabilities - Other	3,718,265.33

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	x	

The only payments made on pre-petition unsecured debt is pursuant to the pre-petition wage order entered in this case [Doc. #10]

		No	Yes
2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If "Yes", explain below:	x	

No.

3. State what progress was made during the reporting period toward filing a plan of reorganization

The Court set a deadline of January 21, 2015 for the Debtor to file its plan and disclosure statement. See, Scheduling Order Regarding Chapter 11 Status Conference [Doc. #133] entered on November 26, 2014. On January 21, 2015, the Debtor filed its motion to extend the Court's plan filing deadline and its exclusivity periods [Doc. #189]. At the hearing on February 19, 2015 the court extended the deadline for the Debtor to file plan and disclosure statement to March 23, 2015. In December, the Debtor determined that it was in the best interests of its business, its estate and creditors to move forward with an asset sale of its business as a going concern. On December 9, 2014, the Debtor filed its emergency motion to approve, among other things, bid procedures and to set an auction and sale hearing [Doc. #146] (the "Bid Procedures Motion"). The Bid Procedures Motion was approved at a hearing held on December 11, 2014 and pursuant to Court order entered on January 5, 2015 [Doc. #173]. On January 8, 2015, the Debtor filed its motion to sell substantially all of its assets [Doc. #179]. At the hearing on February 19, 2015 the court approved the sale of substantially all of the Debtor's assets. On March 4, 2015 the court entered the sale order. The sale closed on March 19, 2015. On July 29, 2015 the court entered an order approving adequacy of Debtor's first amended disclosure statement and plan. A Confirmation Hearing is scheduled for September 3, 2015.

4. Describe potential future developments which may have a significant impact on the case:

See above.

5. Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

N/A

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	x	

N/A

I, Alfred M. Masse,
declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

August 21, 2015
Date

[signature]
CRO for debtor-in-possession